UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016 (April 8, 2016)

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Supplemental Indenture

On April 8, 2016, The ADT Corporation (“ADT”) entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) among ADT, as issuer, certain guarantors party thereto, including Protection 1 (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) to the Indenture, dated as of July 5, 2012, between ADT and the Trustee, to amend certain terms of each of its 3.500% Notes due 2022 (the “2022 Notes”), 4.125% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Notes due 2042 (the “2042 Notes”). The Sixth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

First Supplemental Indenture

On April 8, 2016, ADT entered into a supplemental indenture (the “First Supplemental Indenture”) among ADT, as issuer, certain guarantors party thereto, including Protection 1 (as defined below) and Wells Fargo Bank, National Association, as trustee (the “2014 Trustee”) to the Indenture, dated as of March 19, 2014, between ADT and the 2014 Trustee, to amend certain terms of its 5.250% Senior Notes due 2020 (the “2020 Notes and, together with the 2022 Notes, the 2023 Notes and the 2042 Notes, the “Successful Consent Notes”). The First Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 11, 2016, Prime Security Services Borrower, LLC (together with its subsidiaries, “Protection 1”), announced that ADT has received the requisite consents to amend certain terms of each of the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2042 Notes.

Protection 1 also announced today that, only with respect to ADT’s consent solicitation from holders of its 6.250% Senior Notes due 2021 (the “2021 Notes” and, collectively with the Successful Consent Notes, the “Consent Notes”), ADT has extended the “Consent Time” described in the Consent Solicitation Statement, dated as of April 1, 2016, as amended by Amendment No. 1 to the Consent Solicitation Statement, dated as of April 5, 2016, to 12:00 p.m., New York City time, on April 12, 2016.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This current report on Form 8-K does not constitute a solicitation of any consent in respect of, or an offer to purchase, or a solicitation of an offer to sell, any securities. The consent solicitations, and exchange offer are being made only pursuant to the applicable offering documents.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Sixth Supplemental Indenture between The ADT Corporation (as Issuer) and Wells Fargo Bank, National Association (as Trustee) dated as of April 8, 2016

4.2	First Supplemental Indenture between The ADT Corporation (as Issuer) and Wells Fargo Bank, National Association (as Trustee) dated as of April 8, 2016

99.1	Press Release dated April 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: April 11, 2016

	By:	/s/ Michael S. Geltzeiler
	Name:	Michael S. Geltzeiler
	Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Sixth Supplemental Indenture between The ADT Corporation (as Issuer) and Wells Fargo Bank, National Association (as Trustee) dated as of April 8, 2016

4.2	First Supplemental Indenture between The ADT Corporation (as Issuer) and Wells Fargo Bank, National Association (as Trustee) dated as of April 8, 2016

99.1	Press Release dated April 11, 2016